Prospectus Supplement
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
(the fund)
Supplement dated March 26, 2026 to the current Prospectus, as may be supplemented (the Prospectus)
The below information found under “Choosing an eligible share class” in the “Your account” section of the Prospectus is amended and restated in its entirety.
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)
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Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)
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Endowment funds, foundations, donor advised funds, and other charitable entities
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Any state, county, or city, or its instrumentality, department, authority, or agency
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403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans
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Accounts registered to insurance companies, trust companies, and bank trust departments
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Investment companies, both affiliated and not affiliated with the advisor
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Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations
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Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned
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Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor
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529 college savings plans, not affiliated with John Hancock (529 Plans)
Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors and 529 Plans where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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